As filed with the Securities and Exchange Commission on August 3, 2010

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 28, 2010

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina 28255

(Address of principal executive offices)

(704) 386-5681

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On July 28, 2010, the Board of Directors (the “Board”) of Bank of America Corporation (the “Company”) approved an amendment, effective as of such date, to Article III, Section 2(a) of the Company’s Bylaws to change the percentage of the record holders of the Company’s outstanding shares of common stock required to request the Secretary of the Company to call a special meeting of stockholders from 25% to 10%. The Bylaws were also amended to provide that the Secretary of the Company may call a special meeting as requested by any government or regulatory agency, to apply the exceptions to call a special meeting set forth in Article III, Section 2(c) of the amended Bylaws to requests by the Board, the Chairman, the Chief Executive Officer or the President of the Company in addition to requests by stockholders, and to make certain non-substantive changes.

This summary of the amendments to the Company’s Bylaws is qualified by reference to the amended Bylaws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

The following exhibit is filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3.1	Bylaws of Bank of America Corporation, as amended on July 28, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/S/ TERESA M. BRENNER
Teresa M. Brenner
Associate General Counsel

Dated: August 3, 2010

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3.1	Bylaws of Bank of America Corporation, as amended on July 28, 2010